UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 23, 2018

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As determined by the Board of Directors (the “Board”) and the Compensation Committee of the Board of American Vanguard Corporation (the “Company”), on March 23, 2018, named executive officers of the Company were paid incentive compensation in a lump sum based upon company-wide and individual performance during fiscal year 2017 as follows:

Name & Title	Bonus
Eric G. Wintemute, Chairman & CEO	$395,000
Ulrich Trogele, EVP & COO	$117,000
David T. Johnson, CFO, VP & Treasurer	$110,000
Ad de Jong, Managing Dir., AMVAC Netherlands BV	$84,000
Timothy J. Donnelly, CAO, GC & Sec’y	$97,000

The information contained in this Current Report on Form 8-K, including the Exhibits attached hereto, is being furnished under Items 5.02, 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Items

On March 9, 2018, the Board awarded equity to the Company’s workforce (consisting of 522 persons) in the aggregate amount of 352,800 shares. All recipients received time-based restricted shares that cliff vest in their entirety on the third anniversary of the award, provided each such recipient remains continuously employed by the Company (or its affiliate) through the vesting date. A copy of the standard form Restricted Stock Agreement is attached hereto as Exhibit 99.1. Further, in addition to receiving time-based restricted shares, 86 persons in management, including all Section 16 officers of the Company, received performance-based restricted stock units as well as per the terms and conditions of the standard form Performance Based Restricted Stock Units Award Agreement attached hereto as Exhibit 99.2. Details on awards to each of the Section 16 officers are set forth on the Form 4 for each such officer that was filed with the SEC on or about March 13, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Form of Restricted Stock Agreement dated March 9, 2018 of American Vanguard Corporation.

Exhibit 99.2	Form of Performance Based Restricted Stock Unit Award Agreement dated March 9, 2018 of American Vanguard Corporation.

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Form of Restricted Stock Agreement dated March 9, 2018 of American Vanguard Corporation.

Exhibit 99.2	Form of Performance-Based Restricted Stock Unit Award Agreement dated March 9, 2018 of American Vanguard Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: March 26, 2018	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary